Payable on Investment Consideration	12 Months Ended
Dec. 31, 2014
Payable on Investment Consideration [Abstract]
Payable on Investment Consideration
4.	Payable on Investment Consideration

In connection with an acquisition made in 2011, the fair value of the contingent consideration as of December 31, 2014 and 2013 was estimated at $280,559 and $280,559 without fluctuations, respectively, and agreed in the acquisition agreement to pay after the completion of Qatar project by the end of 2015.